TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Large-Cap Growth Fund

SUPPLEMENT NO. 1
dated June 2, 2021, to the Summary Prospectus dated March 1, 2021

SUPPLEMENT NO. 1
dated June 2, 2021, to the Statutory Prospectus dated March 1, 2021

Effective June 11, 2021 (the “effective date”), the portfolio management team of the TIAA-CREF Large-Cap Growth Fund (the “Fund”) will change. Karen Hiatt will become a new member of the Fund’s portfolio management team. Accordingly, as of the effective date, the following replaces in its entirety the entry for the Fund in the sub-section entitled “Portfolio Manager” in the section entitled “Portfolio management” on page 8 of the Summary Prospectus and page 20 of the Statutory Prospectus for the Fund:

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Terrence Kontos, CFA	Karen Hiatt
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2021

As of the effective date, the following is added to the entry for the Fund in the table found in the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Funds” beginning on page 102 of the Statutory Prospectus for the Fund:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
LARGE-CAP GROWTH FUND Karen Hiatt
Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2021 to Present (portfolio management of domestic large-cap growth portfolios); Allianz—1998 to 2021 (portfolio management of domestic large-cap growth portfolios and head of global technology team)	2021	1994	2021

A41061 (6/21)